UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026
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UFP TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-12648	04-2314970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Hale Street
Newburyport, Massachusetts - USA 01950-3504
(Address of Principal Executive Offices) (Zip Code)
(978) 352-2200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market L.L.C.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.
On June 4, 2026, the Company held its Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”).

Proposal No. 1. Election of Directors. The stockholders elected seven (7) nominees for director to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Vote
R. Jeffrey Baily	6,523,280	155,785	423,120
Thomas Oberdorf	6,345,152	333,913	423,120
Marc Kozin	6,341,518	337,547	423,120
Daniel C. Croteau	6,168,617	510,448	423,120
Cynthia L. Feldmann	6,565,260	113,805	423,120
Joseph John Hasset	6,515,739	163,326	423,120
Symeria Hudson	6,591,509	87,556	423,120
Proposal No. 2. Advisory Vote on Executive Compensation. The stockholders approved, a non-binding advisory, resolution to approve executive compensation, as described in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
5,971,694	664,037	43,334	423,120
Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
7,029,294	69,957	2,934	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFP Technologies, Inc.

Date: June 5, 2026	By:	/s/ Ronald J. Lataille
Ronald J. Lataille
Sr. Vice President, Treasurer and Chief Financial Officer